UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

Form 8-K/A

(Amendment No. 1)
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2015

__________________________________________

Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

__________________________________________

The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Cimpress N.V. is filing this amendment to Current Report on Form 8-K/A for the purpose of disclosing the following material changes to the compensation of Sean Quinn in connection with his promotion to the position of Senior Vice President and Chief Financial Officer (principal financial officer and principal accounting officer) effective October 26, 2015:

•	Increase annual base salary to $320,000

•	Increase fiscal year 2016 bonus target to $250,000

•
Subject to approval by Cimpress' Supervisory Board and Management Board, grant the number of restricted share units determined by dividing $800,000 by the closing price of Cimpress' ordinary shares on the Nasdaq Global Select Market on the grant date, which restricted share units will vest 25% one year after the grant date and 6.25% per quarter thereafter

On October 8, 2015, Cimpress filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2015	CIMPRESS N.V.

	By:	/s/Robert S. Keane
Robert S. Keane
President and Chief Executive Officer